PROSPERITY BANCSHARES, INC.®

Real bankers... not just a bank.®

Exhibit 99.1

“Safe Harbor” Statement
“Safe Harbor” Statement
under the Private Securities Litigation Reform Act of 1995
This presentation may contain forward-looking statements within the meaning of the securities laws that are based on current expectations, assumptions’ estimates and projections about
Prosperity Bancshares®, and its subsidiaries. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Prosperity’s control, that may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to whether Prosperity can: successfully identify acquisition targets and integrate the businesses of acquired companies and banks; continue to sustain its current internal growth rate or total growth rate; provide products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its sales objectives. Other risks include the possibility that credit quality could deteriorate; actions of competitors; changes in laws and regulations (including changes in governmental interpretations of regulations and changes in accounting standards); customer and consumer demand, including customer and consumer response to marketing; effectiveness of spending, investments or programs; fluctuations in the cost and availability of supply chain resources; economic conditions, including currency rate fluctuations and interest rate fluctuations; weather; and the stock price volatility associated with “small-cap” companies. These and various other factors are discussed in our most recent Annual Report on Form 10-K and other reports and statements we have filed with the SEC. Copies of the SEC filings for Prosperity Bancshares’s® may be downloaded from the Internet at no charge from www.prosperitybanktx.com.

Prosperity is . . . .
Prosperity is . . . .
•
A $6.2 billion Texas based Financial Holding Company
•
3 largest Texas based commercial bank by deposit size
•
Strong balance sheet growth – 10 year CAGR of 34% loans, 30%
deposits, and 32% assets
•
Strong earnings growth – 10 year CAGR of 18% for EPS (diluted) and
37% for net income
•
Shareholder driven with a approximately 13% insider ownership
•
Excellent asset quality – Net Charge Offs / Average Loans of 0.02% for three months ending June 30, 2007
•
Excellent cost control – under 50% efficiency ratio
•
Since 2002, we have successfully integrated 15 accretive transactions.
a Track Record of Success
rd

PROSPERITY BANK®

Childress
Altus
Lawton
Duncan
Ada
Mena
Little Rock
Plainview
Hot Springs
Pine Bluff
Ardmore
Red
Durant
Hugo
Nashville
ARKANSAS
Wichita Falls
Denison
Idabel
Hope
Camden
Lubbock
Brazos
Sherman
Paris
Clarksville
Texarkana
UNITED STATES
El Dorado
Magnolia
Plano
Greenville
Mount Pleasant
Lamesa
Snyder
Fort Worth
Sweetwater
83
Dallas
Longview
Ruston
Monroe
Big Spring
Abilene
20
Shreveport
Midland
Stephenville
Athens
Tyler
Odessa
Colorado
Corsicana
Winnfield
Brownwood
Nacogdoches
Natchitoches
San Angelo
Waco
TEXAS
Crockett
Lufkin
Many
Alexandria
Killeen
Temple
Brady
Jasper
45
Huntsville
De Ridder
LOUIS
College Station
Austin
Lake Charles
Brenham
Beaumont
Lafayette
Rio Grande
10
Lagrange
Houston
Port Arthur
Gonzales
San Antonio
Boquillas del Carmen
Acuña
Victoria
Bay City
Piedras Negras
35
37
Beeville
Allende
COAHUILA DE ZARAGOZA
Múzquiz
Sabinas
MEXICO
Corpus Christi
Ocampo
Ciudad Anáhuac
Laredo

Banking Center Network
Banking Center Network
# of
Branches
Prosperity Bancshares Inc. 88
Texas United Bancshares, Inc.
State Bank 25
GNB Financial NA 7
Gateway National Bank 6
Northwest Bank 5
Total Texas United Branches 43
Franchise –
$ 4.8 billion in Deposits
$ 3.2 billion in Loans
124 Full Service Locations
9 in Austin area
5 in Bryan/College Station
11 in Corpus Christi area
27 in Dallas/Fort Worth area
2 in East Texas
40 in Houston CMSA
30 in South and South
Central Texas

Balance Sheet Summary
Balance Sheet Summary
$0
$600
$1,200
$1,800
$2,400
$3,000
$3,600
$4,200
$4,800
$5,400
$6,000
$6,600
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2Q 07
$0
$200
$400
$600
$800
$1,000
$1,200
Loans
Deposits
Assets
Equity
As Originally Reported
$ in millions Equity in millions
Total footings as of 6/30/07
Loans = $3.2 billion
Deposits = $4.8 billion
Assets = $6.2 billion

EPS Growth Diluted
EPS Growth Diluted
$0.52
$0.79
$1.22
$1.36
$1.59
$1.77
$1.94
$0.48
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
2001 2002 2003 2004 2005 2006 2Q 2006 2Q 2007
Net income 5 and 10 year
CAGR = 37% and 37% respectively
EPS 10 year
CAGR = 18%

Net Interest Income and Margin
(fte)
Net Interest Income and Margin
(fte)
4.09%
3.93%
3.77%
3.81%
3.82%
3.81%
3.82%
3.77%
3.79%
$0
$10
$20
$30
$40
$50
$60
2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
3.60%
3.70%
3.80%
3.90%
4.00%
4.10%
4.20%
Net Interest
Income
Net Interest
Margin
$ in millions
Net Interest Margin for 2005- 3.81%
and for 2006 - 3.80%

Loan Growth
Loan Growth
$0
$400
$800
$1,200
$1,600
$2,000
$2,400
$2,800
$3,200
$3,600
2001 2002 2003 2004 2005 2006 2Q06 2Q07
30.00%
35.00%
40.00%
45.00%
50.00%
55.00%
60.00%
65.00%
70.00%
Loans
Loan / Deposit
Ratio
$ in millions
Loan/deposit ratio increased from 37% at 12/31/03 to 67% at 6/30/07
Organic Loan Growth has averaged
7.1% for the last two years

Efficiency Ratio
46.19%
45.29%
48.99%
49.45%
51.82%
50.39%
40.00%
42.50%
45.00%
47.50%
50.00%
52.50%
55.00%
2002 2003 2004 2005 2006 2Q07
5 acquisitions
$507 million
assets acquired
4 acquisitions
$426 million
assets acquired
2 acquisitions
$846 million
assets acquired
2 acquisitions
$296 million
assets acquired
1 acquisition
$1.1 billion
assets acquired
Calculated by dividing total non-interest expense (excluding credit loss provisions) by net interest income plus non-interest income (excluding gains and losses on the sale of securities, and assets)  Additionally, taxes are not part of this calculation.
1 acquisition
$1.8 billion
assets acquired

Loan Portfolio
Loan Portfolio
Home Equity
3.0%
Agriculture
3.7%
Consumer
4.0%
1-4 Family
Residential
16.5%
Commercial
14.9%
Construction
22.5%
Commercial
R.E.
35.5%
$ in thousands
Loans/Deposits: 66.6%
June 30, 2007
Amount
Commercial R.E. $ 1,127,304 35.4%
Commercial 473,526 14.9
Construction 715,385 22.5
1-4 Family Residential 527,233 16.5
Consumer 125,725 4.0
Agriculture 117,043 3.7
Home Equity 94,960 3.0
Gross Loans $ 3,181,176 100.0%
% of total

Historical Loan Composition
Historical Loan Composition
$ in millions
CAGR
Loan Composition
Commercial $ 93.8 13.8% $ 94.0 12.2% $ 144.4 13.9% $ 222.8 14.4% $ 297.7 13.7% $ 473.5 14.9% 33.5%
Construction $ 52.4 7.7% $ 36.5 4.7% $ 109.6 10.6% $ 206.7 13.4% $ 433.2 19.9% $ 715.4 22.5% 69.6%
1-4 Family Residential $ 206.6 30.4% $ 237.1 30.8% $ 260.5 25.2% $ 313.2 20.3% $ 377.0 17.3% $ 527.2 16.5% 16.2%
Home Equity $ 23.2 3.4% $ 27.9 3.6% $ 34.5 3.3% $ 58.7 3.8% $ 63.4 2.9% $ 95.0 3.0% 28.6%
Commercial Real Estate $ 202.5 29.8% $ 283.8 36.9% $ 389.6 37.7% $ 619.3 40.3% $ 881.1 40.5% $ 1,127.3 35.4% 44.4%
Agriculture $ 36.6 5.4% $ 35.9 4.7% $ 44.1 4.2% $ 56.3 3.6% $ 57.4 2.6% $ 117.0 3.7% 11.9%
Consumer $ 64.5 9.5% $ 54.8 7.1% $ 52.9 5.1% $ 65.1 4.2% $ 66.7 3.1% $ 125.7 4.0% 0.8%
Total Loans $ 679.6
100.0%
$ 770.0
100.0%
$ 1,035.6
100.0%
$ 1,542.1
100.0%
$ 2,176.5
100.0%
$
3,181.1 100.0% 33.8%
6/30/2007 12/31/2006 12/31/2003 12/31/2002 12/31/2004 12/31/2005

Asset Quality – NPA/Loans + OREO
Asset Quality – NPA/Loans + OREO
1.06%
0.77%
0.55%
0.02%
0.04%
0.06%
0.04%
0.37%
0.00%
0.72%
0.92%
0.81%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
2001 2002 2003 2004 2005 2006* 2Q06 2Q07
PRSP NPA / Loans PRSP NPA/ Loan II Peer NPA / Loans
Texas Peer Group Includes: CFR, FFIN, FBTX, IBOC, MCBI, SBSI, SNBI, SBIB, SBIT, TCBI, TRBS & TXUI
* - SNBI, SBIT, TRBS & TXUI have been acquired and were excluded from 2006
Source: SNL Financial

Asset Quality - NCO/Average Loans
Asset Quality - NCO/Average Loans
0.08%
0.23%
0.54%
0.04%
0.03%
0.06%
0.06%
0.15%
0.20%
0.19%
0.29%
0.32%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
2001 2002 2003 2004 2005 2006* 2Q06 2Q07
PRSP NCO / Loans PRSP NCO / Loans II Peer NCO / Loans
Source: SNL Financial
Texas Peer Group Includes: CFR, FFIN, FBTX, IBOC, MCBI, SBSI, SNBI, SBIB, SBIT, TCBI, TRBS & TXUI
*- SNBI, SBIT, TRBS & TXUI have been acquired and were excluded from 2006

Bond Portfolio
Bond Portfolio
June 30, 2007
Total Carrying Value of Investment
Securities $1,818,723
MBS
$1,015,636
55.69%
Preferred
$24,000
1.32%
Municipals
$95,421
5.23%
US Agencies &
Treasury
$429,558
23.55%
Corporate &
Other
$11,387
0.62%
CMOs
$247,832
13.59%
Portfolio Allocation
HTM $1,419,214 78.0%
AFS $   404,620(+)         22.0%
Subtotal $1,823,834 100.0%
Less $       5,111(-)          Unrealized Loss (AFS)
Total $1,818,723 100.0% $ in millions
• Approx. annual cash
flow $500 million
• Effective duration
2.9 years

Deposit Composition
Deposit Composition
Non-interest
bearing DDA
24.8%
MMA &
Savings
25.6%
Interest
Bearing DDA
16.8%
CDs & IRAs
<$100,000
16.5%
CDs & IRAs
>$100,000
16.3%
$ in thousands
2Q07 Cost of Deposits- 2.60%
June 30, 2007
Amount
Non-interest bearing DDA $ 1,184,172 24.8%
Interest Bearing DDA 804,961 16.8
MMA & Savings 1,219,770 25.6
CD's & IRA's<100m 786,578 16.5
CD's & IRA's>100m 780,901 16.3
Total Deposits $ 4,776,382 100.0%
% of total

11/12/1998
3/12/1999
7/12/1999
11/12/1999
3/12/2000
7/12/2000
11/12/2000
3/12/2001
7/12/2001
11/12/2001
3/12/2002
7/12/2002
11/12/2002
3/12/2003
7/12/2003
11/12/2003
3/12/2004
7/12/2004
11/12/2004
3/12/2005
7/12/2005
11/12/2005
3/12/2006
7/12/2006
11/12/2006

0
100
200
300
400
500
600
700
Prosperity Bancshares Inc.  (+548.2%) Russell 3000  (+54.8%) NASDAQ Bank Index  (+90.5%)
Total Return Performance
Total Return Performance
$100,000 invested in PRSP at
IPO on 11/12/1998 was worth
$648,167 on 12/31/2006
Source: FactSet Research Systems

Merger & Acquisition History*
Merger & Acquisition History*
06/21/99
South Texas Bancshares, Inc.
Deal Value:                   $23.4
Location:                   Beeville
11/08/00
Heritage Bank
Deal Value: $53.3
Location: Houston
02/22/02
Texas Guaranty Bank
Deal Value:       $11.8
Location:      Houston
04/26/02
First State Bank
Deal Value: $3.7
Location: Needville
05/02/02
Paradigm Bank
Deal Value:   $41.6
Location: Houston
08/15/02
First National Bank
Deal Value:     $5.0
Location:  Bay City
03/05/03
BankDallas
Deal Value: $7.0
Location:  Dallas
10/26/04
FirstCapital Bank
Deal Value: $135.7
Location:  Corpus Christi
06/15/00
Compass Bank – 5 Branches
Location:        Houston area
07/15/02
Bank of the Southwest
Deal Value:        $21.0
Location:           Dallas
02/03/03
Abrams Centre Bank
Deal Value:     $16.3
Location:        Dallas
07/21/03
Mainbank
Deal Value: $39.7
Location:   Dallas
10/06/03
First State Bank
Deal Value:  $21.3
Location:      Dallas
4/26/04
First State Bank
Deal Value:  $7.3
Location:      Grapeland
05/12/04
Village Bank
Deal Value:  $20.2
Location:      Austin
09/12/05
Liberty Bank
Deal Value:  $42.0
Location:      Austin
11/16/05
Southern National Bank
Deal Value:  $242.7
Location:      Houston
07/19/06
Texas United Bancshares
Deal Value:  $383.2
Location:      Texas
*- Merger and Acquisition dates are the dates the transaction was announced to the public.
$0
$5
$10
$15
$20
$25
$30
$35
$40
Nov-98May-99 Nov-99May-00 Nov-00May-01 Nov-01May-02 Nov-02May-03 Nov-03May-04 Nov-04May-05 Nov-05May-06 Nov-06May-07

Contact Information
Contact Information
979.543.2200
david.hollaway@prosperitybanktx.com
Chief Financial Officer
David Hollaway
281.269.7199
dan.rollins@prosperitybanktx.com
www.prosperitybanktx.com
President & Chief Operating Officer 281.269-7222  Fax
Dan Rollins 281.269.7199  Telephone
979.543.2200
david.zalman@prosperitybanktx.com
Houston, Texas  77027
Chairman & Chief Executive Officer 4295 San Felipe
David Zalman Prosperity Bank Plaza
Investor Contacts Corporate Headquarters

19 Supplemental Data

Financial Highlights
Financial Highlights
As Originally Reported
(Dollars in thousands, except EPS)
5.24%
14.58%
13.55%
7.76%
$6.62
$20.26
31.53%
10.24%
1.44%
$1.94
$61,725
$138,145
$33,982
$3,725,678
$2,176,507
$4,586,769
2006
4.38%
14.67%
13.56%
6.30%
$4.96
$12.32
33.41%
14.27%
1.36%
$1.59
$34,707
$81,967
$23,071
$2,317,076
$1,035,513
$2,697,228
2004
5.46%
16.37%
15.34%
7.83%
$6.48
$16.69
29.88%
11.56%
1.42%
$1.77
$47,860
$110,897
$30,021
$2,920,318
$1,542,125
$3,585,982
2005
4.17%
16.90%
15.82%
7.10%
$4.53
$10.49
29.94%
15.60%
1.32%
$1.36
$26,548
$64,499
$16,966
$2,083,748
$770,053
$2,400,487
2003
12.36% 12.47% Tier I Risk Capital
14.18% 13.53% Total Risk Capital
$51,344 $36,582 Net- Int Income
4.56%
6.98%
$5.69
$19.39
30.72%
10.43%
1.41%
$0.48
$15,895
$9,156
$3,640,000
$2,204,792
$4,531,951
2Q 06
$24.69 Book value per share
5.48% Tangible Ratio
7.57% Leverage Ratio
$13,845 Non-Int Income
$6.75
Tangible book value
per share
32.04% ROAE – tangible
8.54% ROAE
1.47% ROAA
$0.52 EPS (diluted)
$22,993 Net Income
$4,776,382 Deposits
$3,181,176 Loans
$6,184,914 Assets
2Q 07
(1) Due to the adoption of SFAS 150 on January 1, 2004, the Company now includes the dividend payments on junior subordinated debentures as part of interest expense rather than non-interest expense.  Prior period data has been restated to reflect the adoption of SFAS 150.

PRSP Acquisitions
PRSP Acquisitions
At Announcement
Seller City State Type Consideration
Accounting
Method
PRSP
Assets
($000)
Sellers'
Assets
($000)
Sellers'
Assets
Contribution
(%)
Deal
Value
($000)
Texas United Bancshares, Inc. La Grange TX Bank Common Stock
Purchase
4,547,220 1,818,000 27.82 357.1
SNB Bancshares, Inc. Houston TX Bank Mixed Purchase 3,493,972 1,121,747 24.30 242.7
Grapeland Bancshares, Inc. Grapeland TX Bank Common Stock Purchase 3,479,747 73,000 2.15 7.3
FirstCapital Bankers, Inc. Corpus Christi TX Thrift Common Stock Purchase 2,709,169 773,566 22.21 135.7
Village Bank and Trust Austin TX Thrift Cash Purchase 2,449,553 110,400 4.31 20.2
Liberty Bank Austin TX Thrift Mixed Purchase 2,449,553 186,000 7.06 42
First State Bank of North Texas Dallas TX Bank Mixed Purchase 2,078,532 93,900 4.32 21.3
Mainbancorp Dallas TX Bank Mixed Purchase 1,983,277 195,700 8.98 39.7
BankDallas SSB Dallas TX Thrift Cash Purchase 1,822,256 40,716 2.19 7
Abrams Centre Bancshares, Inc. Dallas TX Bank Cash Purchase 1,822,256 95,388 4.97 16.3
First National Bank of Bay City Bay City TX Bank Cash Purchase 1,360,356 28,174 2.03 5
Southwest Bank Holding Company Dallas TX Bank Cash Purchase 1,289,637 127,055 8.97 21
Paradigm Bancorporation, Incorporated Houston TX Bank Common Stock Purchase 1,289,637 259,262 16.74 41.6
First State Bank Needville TX Bank Cash Purchase 1,289,637 17,539 1.36 3.7
Texas Guaranty Bank, N.A. Houston TX Bank Cash Purchase 1,262,152 75,019 5.61 11.8
Commercial Bancshares, Inc. Houston TX Bank Common Stock Pooling 693,079 401,271 36.67 53.3
South Texas Bancshares, Inc. Beeville TX Bank Cash Purchase 461,903 142,091 23.53 23.4
Union State Bank East Bernard TX Bank Cash Purchase 339,287 79,174 18.92 17.6
Branch Acquisitions
Date of
Announcement Seller
# of
Branches
Branch
Type
Branch
Locale
State
Amount of
Deposits
Transferred
($000)
Deposit
Premium
($000)
Premium/
Deposits (%)
Assets
Transferred:
Loan? Yor N
6/15/2000 Compass Bancshares, Inc. 5 Bank TX 87,000 NA NA Yes
2/27/1998 Grimes County Capital Corporation 1 Bank TX 5,900 250 4.24 No
3/30/1997 Wells Fargo & Company 1 Bank TX NA NA NA No
3/11/1996 Victoria Bankshares, Inc. 1 Bank TX 46,000 NA NA Yes

Projected Population Change
2005-2010 (%)
10.86%
10.58%
6.26%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
PRSP Pro Forma Texas Average National Average
Growth Rates are deposits rated by County
Source: SNL Financial
* Pro Forma includes the acquisition of TXUI
*

The Greater Houston Market
The Greater Houston Market
• A metropolitan region of 5.4 million that is projected to grow 15.0% from 2005 to 2010
• Houston is the 4th largest city in the US
• Harris County is Texas’ largest deposit market with $85.8 billion in total deposits
• Home to 24 FORTUNE 500 companies
• Port of Houston contributes $7.7 Billion to the local economy and provides 200,000 direct and related jobs
• Home of NASA’s Johnson Space Center
• Largest medical center in the world; 65,300 employees and an $13.5 billion impact on the Houston economy
• Energy Capitol of the World
• Sugar Land (Southwestern region of the Houston MSA) ranked #3 on Money’s Best
Places to Live
Source: SNL Financial and Greater Houston Partnership

Fort Bend County
Fort Bend County
Sources: ESRI, ACCRA The Council for Community and Economic Research and the Greater Fort Bend Economic Development Council
•
Fast-growing county with an attractive customer base
–
26.6% historical population growth for 2000 – 2005
Versus 10.8% for Texas and 6.2% for the U.S.
–
27.6% projected population growth for 2005 – 2010
Versus 10.6% for Texas and 6.3% for the U.S.
•
Ranks second in the nation for median household income (adjusted for cost of living)
•
Median household income of approximately $76,300 well above the median for the state of Texas of approximately $47,800
•
Leads the nation in its rate of homeownership (81%) and employment growth

The Dallas/Fort Worth Market
The Dallas/Fort Worth Market
• Fort Worth is Texas’ third largest deposit market
• A metropolitan region of 5.9 million that is projected to grow 13.9% from 2005 to 2010
– Tarrant County will lead the region’s population growth, adding up to 800,000 people by 2030
• New residents and businesses are attracted by favorable cost of living, quality of life and major development projects
• DFW airport is the busiest airport in the world and the nation’s largest inland port
• Service related businesses and the health care and energy industries are significant growth sectors
• The DFW Metroplex has the second largest high-tech sector in the nation
Source: SNL Financial and North Central Texas Council of Governments

Other Significant Markets
Other Significant Markets
The Victoria Market
• Known as the South Texas Crossroads,
Victoria is located at the intersection of
three major US highways: 77, 87 and 59
(the future I-69)
• A cultural, historic and economic hub
with a population of approximately
90,000
• Located just 1.5-2 hours from four major
metropolitan communities: Austin,
Houston, San Antonio and Corpus
Christi
Source: SNL Financial, Greater Victoria Chamber of Commerce, Victoria
Economic Development Corporation and Corpus Christi Regional Economic
Development Corporation
The Corpus Christi Market
• 8th Largest City in Texas
• 7th Largest Port in the US; Employs
40,000 Texans and provides $2.2 billion
in income
• Major industries include: Petrochemical,
Military, Tourism
• Corpus Christi has been rated:
– #31 for Best Performing Economy in the
United States
– Top 20 Best Places To Do Business
– 8th most favorable city to live in based
on wages, cost-of-living and employment
– 4th in nation for new investments
• Vast sea channels link the Port of
Corpus Christi to the globe

Other Significant Markets
Other Significant Markets
The Bryan / College Station Market
• Current population of more than 200,000
that is projected to grow 9.6% from 2005
to 2010
• Home to the fourth largest University in
the country (Texas A&M University)
• College Station has been rated:
– In the Top 60 of America's Smaller Cities
– 14th in the Nation for Relocation
– First MSA and First in the US for the
Better Living Index
– 12th in the Smaller City Category, Top 25
Cities for doing business in America
– 11th on Money’s 2006 Most Educated
Source: SNL Financial, City of College Station, Austin Chamber of Commerce
and The Texas Economic Development
The Austin / Round Rock Market
• A metropolitan region of 1.4 million that
is projected to grow 16.2% from 2005 to
2010
• Median household income of $59,000
that is projected to grow 17.8% from
2005 to 2010
• Austin ranked #2 on Money’s Best
Places to Live (Best Big Cities for 2006)
• Austin has been called “Best Place for
Business and Careers”, “Live Music
Capital of the World” and the “Best City
for Relocating Families”
• The region is among the top targets for
venture capital investment in the United
States

2Q07 Presentation – KWB Conference July 31- August 1, 2007